United States

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15 (D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 14, 2025

CYCURION, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41214	86-3720717
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

42 Broadway, 12th Floor New York, NY	10004
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (310) 740-0710

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

Unless otherwise stated or unless the context otherwise requires, the terms “we,” “us,” “our,” “New Cycurion,” “Cycurion,” and the “Company” refer to Cycurion, Inc., a Delaware corporation (f/k/a Western Acquisition Ventures Corp., a Delaware corporation), after giving effect to the Business Combination (as defined below), and as renamed Cycurion, Inc., and where appropriate, its wholly-owned subsidiaries following the Closing Date (as defined below). Furthermore, unless otherwise stated or unless the context otherwise requires, references to “Western” refer to Western Acquisition Ventures Corp., a Delaware corporation, prior to the Closing Date, and references to “Old Cycurion” refer to Cycurion, Inc. prior to the Closing Date. All references herein to the “Board” refer to the board of directors of the Company.

Terms used in this Current Report on Form 8-K (this “Current Report”) but not defined herein, or for which definitions are not otherwise incorporated by reference herein, shall have the meaning given to such terms in the joint proxy statement/prospectus of Western, dated January 10, 2025 and filed with the U.S. Securities and Exchange Commission (the “SEC”) on January 10, 2025 (the “Proxy Statement/Prospectus”) in the section entitled “Frequently Used Terms,” and such definitions are incorporated herein by reference.

This Current Report incorporates by reference certain information from reports and other documents that were previously filed with the SEC, including certain information from the Proxy Statement/Prospectus. To the extent there is a conflict between the information contained in this Current Report and the information contained in such prior reports and documents and incorporated by reference herein, the information in this Current Report controls.

As previously disclosed, on January 24, 2025, Western held the Special Meeting, at which the Western stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On February 14, 2025 (the “Closing Date”), the parties completed the Business Combination. In connection with the Business Combination, Western changed its name from Western Acquisition Ventures Corp. to Cycurion, Inc.

In connection with Western’s initial public offering on January 11, 2022 (the “IPO”), 11,500,000 units, with each unit consisting of one share of Western’s common stock (the “Public Shares”) and a redeemable warrant exercisable for one share of Western’s common stock were issued.

As a result of the Business Combination, each ordinary share of Old Cycurion was cancelled and converted into shares of Company common stock, on the terms set forth in the Merger Agreement. Pursuant to the terms of the Merger Agreement, the aggregate number of shares of Company common stock that was delivered as consideration in the Business Combination was capped at 15,000,000 shares.

Concurrently with the completion of the Business Combination, the Company issued an aggregate of 6,543,073 shares of common stock, 106,816 shares of Series A preferred stock (“Class A Convertible Preferred Stock”), 3,000 shares of Series B preferred stock (“Class B Convertible Preferred Stock”), 4,851 shares of Series C preferred stock (“Class C Convertible Preferred Stock”), 6,666,667 shares of Series D preferred stock (“Class D Convertible Preferred Stock”), 680,875 Series A warrants, 6,000,000 Series B warrants, 7,272,728 Series D warrants, 270,171 common stock warrants, 472,813 shares of common stock issued in connection with the Seriess D private placement, 500,000 shares of common stock issued to A.G.P./Alliance Global Partners (“A.G.P.”), 250,000 shares of common stock issued to Seward & Kissel LLP and 78,803 shares of common stock issued to Baker & Hostetler LLP.

Commencing December 2021, we entered into a series of superseding agreements (ultimately, the “SLG Agreement”) with SLG Innovation Inc. (“SLG”), an Illinois corporation formed in January 2010, pursuant to which SLG agreed to assign to us certain of the state and local government contracts regarding which we have been serving as its subcontractor. In connection with the transactions contemplated by the SLG Agreement, we currently intend to form two new wholly-owned subsidiaries – one for the operation of certain Chicago or Illinois-based SLG agreements and the other for the balance of the SLG operations. In respect of the former, we will own 49% of that subsidiary and one of the founders of SLG will own the balance. In that context, that individual and we will enter into a Management Agreement, pursuant to which the economic and accounting treatment of that subsidiary will be substantially as if it were a wholly-owned subsidiary of ours. SLG is fully bound by the terms and provisions of the SLG Agreement and the related management agreement structure, although we are permitted to terminate the SLG Agreement and to abandon the transactions contemplated thereby any time for any reason or for no reason prior to April 11, 2025, with no further obligations on our part. As of the date of this prospectus, although we reserve the right to modify the terms and provisions of the SLG Agreement, we do not currently expect to terminate it and currently expect to close the transactions contemplated during our current fiscal quarter. Substantially all of the agreements to which SLG is a party has a provision that provides the counterparty to such agreement with a right to approve an assignment or change in control of SLG prior to its effectiveness. If an approval is not forthcoming, then the provisions of the SLG Agreement permit us to excise that specific agreement. Upon such occurrence, we reserve that right to reduce the consideration that we would otherwise tender to the equity owners of SLG.

After giving effect to the Business Combination, there are currently 11,877,689 shares of Company common stock issued and outstanding.

Item 1.01	Entry into Material Definitive Agreement.

Merger Agreement

As previously disclosed, on January 24, 2025, Western held the Special Meeting, at which the Western stockholders considered and adopted, among other matters, a proposal to approve the Business Combination. On the Closing Date, the parties completed the Business Combination pursuant to the terms of that certain Agreement and Plan of Merger, dated April 26, 2024, as amended on December 31, 2024 and February 13, 2025 (the “Merger Agreement”), by and among Western, WAV Merger Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Western (“Merger Sub”), and Cycurion Sub, Inc., a Delaware corporation (“Cycurion Sub”), that, immediately prior to the closing of the Business Combination was named Cycurion, Inc. Its name was changed in connection with the closing as it became the wholly-owned subsidiary of the surviving subsidiary merger as detailed herein. As contemplated by the Merger Agreement, Merger Sub merged with and into Cycurion Sub with Cycurion Sub surviving the merger as a wholly-owned subsidiary of Western. In addition, in connection with the consummation of the Business Combination, Western Acquisition Ventures Corp. was renamed “Cycurion, Inc.”

Employment Agreements

The information set forth under Item 5.02 of this Current Report relating to the Executive Employment Agreements is hereby incorporated herein by reference.

Advisory Agreement with A.G.P.

A.G.P. was a financial advisor to Western in connection with the Business Combination transaction. Upon the completion of the Business Combination, A.G.P.: (i) received a cash fee of $500,000 shares of Common Stock and warrants to purchase 500,000 shares of Common Stock at an exercise price of $5.00 per share.  Pursuant to the advisory agreement (the “Advisory Agreement”), Western shall pay A.G.P. a total transaction fee equal to $2,500,000 (the “Transaction Fee”) upon the closing of the Business Combination. The Transaction Fee will be payable in the form of preferred shares of the Cycurion that are convertible into 500,000 shares Common Stock (such preferred shares or the Common Stock into which they convert, the “Transaction Fee Shares”), for a price per share of Common Stock equal to $5.00. A portion of the Transaction Fee Shares shall be subject to forfeiture and return to the Company for cancellation once A.G.P. converts and sells Transaction Fee Shares generating sales proceeds (excluding commissions) of $2,500,000.

The Transaction Fee Shares shall be subject to a lock-up ending on the earlier of (i) the date on which 75% of the outstanding Series B Preferred Stock is converted into shares of the Combined Company’s common stock and (ii) three months from the Closing date (the “Lock-Up Termination Date”). After the Lock-Up Termination Date, A.G.P. may convert the Transaction Fee Shares and sell them subject to a leak-out provision that limits A.G.P.’s sales of Transaction Fee Shares on any given date to 10% of the cumulative trading volume of the common stock for such date (including pre-market, market and post-market trading) as reported by Bloomberg, LP. This restriction shall remain in effect beginning on the Lock-Up Termination Date and ending on the date on which 100% of the Series B Preferred Stock outstanding as of the closing is converted into shares of the Cycurion’s Common Stock.

The parties amended the Advisory Agreement (the “Amended Advisory Agreement”) pursuant to which Western shall pay A.G.P. the Transaction Fee in the form of pre-funded warrants of Cycurion that are exercisable into 5,000,000 shares of Common Stock (such pre-funded warrants or the Common Stock into which they are exercisable, the “Amended Transaction Fee Shares”). The Amended Transaction Fee Shares shall have an exercise price of $0.0001 and shall expire on the earlier of (i) the date in which all Amended Transaction Fee Shares are exercised or (ii) A.G.P. exercises and sells the Amended Transaction Fee Shares generating sales proceeds (excluding commissions) of $2,500,000.

The Amended Transaction Fee Shares shall be subject to a lock-up ending on the earlier of (i) the date on which 75% of the outstanding Series B Preferred Stock is converted into shares of the Combined Company’s common stock and (ii) six months from the Closing date (the “Lock-Up Termination Date”). After the Lock-Up Termination Date, A.G.P. may convert the Amended Transaction Fee Shares and sell them subject to a leak-out provision that limits A.G.P.’s sales of Amended Transaction Fee Shares on any given date to 10% of the cumulative trading volume of the common stock for such date (including pre-market, market and post-market trading) as reported by Bloomberg, LP. This restriction shall remain in effect beginning on the Lock-Up Termination Date and ending on the date on which 100% of the Series B Preferred Stock outstanding as of the closing is converted into shares of the Cycurion’s Common Stock.

Upon the execution of the Advisory Agreement, that certain Business Combination Marketing Agreement, dated January 11, 2022, between Western and A.G.P. in which Western and Cycurion shall cause the combined company to issue to A.G.P. 250,000 shares of common stock of the combined company in full satisfaction of the fees, was terminated and such shares of common stock extinguished in their entirety.

Agreement with Seward & Kissel LLP

On November 27, 2024, we entered into a revised engagement letter with Seward & Kissel (the “Revised Engagement Letter”), pursuant to which Western and Cycurion agreed to pay approximately $1.25 million of its outstanding legal fees and expenses in connection with the Business Combination in shares of Common Stock; provided that once the legal fees and expenses have been paid in shares of Common Stock that generate sales proceeds (excluding commissions) equal to the amount owed to Seward & Kissel, the remaining shares of Common Stock shall be returned to the Cycurion.

Lock-up Agreements and Leak-out Agreements

Series A Convertible Preferred Stock

The holders of our Series A Convertible Preferred Stock (and the underlying securities for which the holders have conversion rights) are subject to a one-year lock-up of their securities that commenced on the closing of the Business Combination, subject to release from the lock-up after six months from the closing if, thereafter, the daily trading value of shares of Cycurion Common Stock is greater than $150,000 for 30 consecutive trading days and the 30-day VWAP for shares of Cycurion Common Stock is greater than $5.00.

Series B Convertible Preferred Stock

The holders of our Series B Convertible Preferred Stock (and the underlying securities for which the holders have conversion rights) are subject to different terms depending on the relevant agreements. 355 shares of Cycurion Series B Convertible Preferred Stock following the Business Combination were converted at the closing of the Business Combination for 710,000 shares of Cycurion Common Stock following the Business Combination). Holders are subject to a nine-month leak-out that commenced on the closing of the Business Combination, such that aggregate sales cannot exceed 40% of the daily trading volume of shares of Cycurion Common Stock following the Business Combination.

Series C Convertible Preferred Stock

The holders of our Series C Convertible Preferred Stock (and the underlying securities for which the holders have conversion rights) are subject to a one-year lock-up of their securities that commenced on the closing of the Business Combination, subject to release from the lock-up after six months from the closing if, thereafter, the daily trading value of shares of Cycurion Common Stock is greater than $150,000 for 30 consecutive trading days and the 30-day VWAP for shares of Cycurion Common Stock is greater than $5.00.

Series D Convertible Preferred Stock

The holders of our Series D Convertible Preferred Stock (and the underlying securities for which the holders have conversion rights) are subject to a nine-month leak-out that commenced on the closing of the Business Combination, such that aggregate sales cannot exceed 10% of the daily trading volume of shares of Cycurion Common Stock following the Business Combination. However, the leak-out provisions shall terminate prior to the expiry of the nine-month period in the event that the holders of the Series D Convertible Preferred Stock have converted all of such preferred stock and have sold all of the converted shares into the public markets.

A.G.P./Alliance Global Partners

The Transaction Fee Shares shall be subject to a lock-up ending on the earlier of (i) the date on which 75% of the outstanding Series B Preferred Stock is converted into shares of the Combined Company’s common stock and (ii) three months from the Closing date (the “Lock-Up Termination Date”). After the Lock-Up Termination Date, A.G.P. may convert the Transaction Fee Shares and sell them subject to a leak-out provision that limits A.G.P.’s sales of Transaction Fee Shares on any given date to 10% of the cumulative trading volume of the common stock for such date (including pre-market, market and post-market trading) as reported by Bloomberg, LP. This restriction shall remain in effect beginning on the Lock-Up Termination Date and ending on the date on which 100% of the Series B Preferred Stock outstanding as of the closing is converted into shares of the Cycurion’s Common Stock.

The Amended Transaction Fee Shares shall be subject to a lock-up ending on the earlier of (i) the date on which 75% of the outstanding Series B Preferred Stock is converted into shares of the Combined Company’s common stock and (ii) six months from the Closing date (the “Lock-Up Termination Date”). After the Lock-Up Termination Date, A.G.P. may convert the Amended Transaction Fee Shares and sell them subject to a leak-out provision that limits A.G.P.’s sales of Amended Transaction Fee Shares on any given date to 10% of the cumulative trading volume of the common stock for such date (including pre-market, market and post-market trading) as reported by Bloomberg, LP. This restriction shall remain in effect beginning on the Lock-Up Termination Date and ending on the date on which 100% of the Series B Preferred Stock outstanding as of the closing is converted into shares of the Cycurion’s Common Stock.

Seward & Kissel LLP

The holder of these securities is subject to a 20-day lock-up of its securities that commenced on the closing of the Business Combination under the Revised Engagement Letter.

Baker & Hostetler LLP

The holder of these securities is subject to a one-year lock-up of its securities that commenced on the closing of the Business Combination.

Founder Shares

The holder of these securities is subject to a one-year lock-up of its securities that commenced on the closing of the Business Combination.

PIPE Shares

The holder of these securities is subject to a 30-day lock-up of its securities that commenced on the closing of the Business Combination.

Item 2.01	Completion of Acquisition or Disposition of Assets.

To the extent required by this Item 2.01, the disclosure set forth in the “Introductory Note” section above is hereby incorporated into this Item 2.01 by reference.

FORM 10 INFORMATION

Item 2.01(f) of Form 8-K states that if the predecessor registrant was a “shell company,” (as such term is defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”)), as the Company was immediately before the Business Combination, then the registrant must disclose the information that would be required if the registrant were filing a general form for registration of securities on Form 10. As a result of the completion of the Business Combination, and as discussed below in Item 5.06 of this Current Report, the Company has ceased to be a shell company. Accordingly, the Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Company after the completion of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Forward-Looking Statements

This Current Report and the information incorporated herein by reference contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995, including with respect to the effects of the Business Combination. These statements are based on the current expectations and beliefs of management of the Company and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include statements about future financial and operating results of the Company; statements of the plans, strategies, and objectives of management for future operations of the Company; statements regarding future economic conditions or performance; and other statements regarding the future business of the Company. Forward-looking statements may contain words such as “will be,” “will,” “expect,” “anticipate,” “continue,” “project,” “believe,” “plan,” “could,” “estimate,” “forecast,” “guidance,” “intend,” “may,” “plan,” “possible,” “potential,” “predict,” “pursue,” “should,” “target,” or similar expressions, and include the assumptions that underlie such statements. These statements include, but are not limited to the following:

•	the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against us;

•	the ability to maintain the listing of our securities on Nasdaq, and the potential liquidity and trading of our securities;

•	the risk of disruption to our current plans and operations;

•	the ability to recognize the anticipated benefits of our business and the Business Combination, which may be affected by, among other things, competition and the ability to grow, manage growth profitably, and retain key employees;

•	costs related to our business;

•	changes in applicable laws or regulations;

•	our ability to meet its future capital requirements to fund our operations, which may involve debt and/or equity financing, and to obtain such debt and/or equity financing on favorable terms, and our sources and uses of cash;

•	our ability to execute on our plans to develop and commercialize our current clinical assets, as well as any future clinical assets that we license, and the timing of any such commercialization;

•	our ability to maintain existing license agreements;

•	our estimates regarding expenses, future revenue, capital requirements, and needs for additional financing;

•	our ability to achieve and maintain profitability in the future;

•	our financial performance; and

•	other factors disclosed under the section entitled “Risk Factors” in the Proxy Statement/Prospectus, which is hereby incorporated herein by reference.

The foregoing list of factors is not exhaustive. You should carefully consider the foregoing factors and the other risks and uncertainties described in the “Risk Factors” section of the other documents filed by the Company from time to time with the SEC. There can be no assurance that future developments affecting the Company will be those that the Company has anticipated. The Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise, except as may be required under applicable securities laws.

Business

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About Cycurion.”

Commencing December 2021, we entered into a series of superseding agreements (ultimately, the “SLG Agreement”) with SLG Innovation Inc. (“SLG”), an Illinois corporation formed in January 2010, pursuant to which SLG agreed to assign to us certain of the state and local government contracts regarding which we have been serving as its subcontractor. In connection with the transactions contemplated by the SLG Agreement, we currently intend to form two new wholly-owned subsidiaries – one for the operation of certain Chicago or Illinois-based SLG agreements and the other for the balance of the SLG operations. In respect of the former, we will own 49% of that subsidiary and one of the founders of SLG will own the balance. In that context, that individual and we will enter into a Management Agreement, pursuant to which the economic and accounting treatment of that subsidiary will be substantially as if it were a wholly-owned subsidiary of ours. SLG is fully bound by the terms and provisions of the SLG Agreement and the related management agreement structure, although we are permitted to terminate the SLG Agreement and to abandon the transactions contemplated thereby any time for any reason or for no reason prior to April 11, 2025, with no further obligations on our part. As of the date of this prospectus, although we reserve the right to modify the terms and provisions of the SLG Agreement, we do not currently expect to terminate it and currently expect to close the transactions contemplated during our current fiscal quarter. Substantially all of the agreements to which SLG is a party has a provision that provides the counterparty to such agreement with a right to approve an assignment or change in control of SLG prior to its effectiveness. If an approval is not forthcoming, then the provisions of the SLG Agreement permit us to excise that specific agreement. Upon such occurrence, we reserve that right to reduce the consideration that we would otherwise tender to the equity owners of SLG.

Financial Information

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cycurion” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of SLG.”

Quantitative and Qualitative Disclosures about Market Risk

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Management’s Discussion and Analysis of Financial Condition and Results of Operations of Cycurion — Critical accounting policies and significant judgments and estimates.”

Other Financial Information

Reference is made to the disclosure set forth in Item 9.01 of this Current Report concerning the consolidated financial information of Old Cycurion and SLG and the unaudited (and unreviewed with respect to Cycurion) pro forma condensed combined financial information of the Company.

The selected historical financial information of Old Cycurion as of and for the years ended December 31, 2023 and 2022 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Consolidated Financial Statements For the Years Ended December 31, 2023 and 2022” and unaudited consolidated financial statements of Old Cycurion for the nine months ended September 30, 2024 and 2023 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Unaudited Consolidated Financial Statements For the Nine Months Ended September 30, 2024”.

The selected historical financial information of SLG as of and for the years ended December 31, 2023 and 2022 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Consolidated Financial Statements For the Years Ended December 31, 2023 and 2022” and unaudited consolidated financial statements of SLG for the nine months ended September 30, 2024 and 2023 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Unaudited Consolidated Financial Statements For the Nine Months Ended September 30, 2024”.

The unaudited pro forma condensed combined financial information of Western and Cycurion as of September 30, 2024 and for the year ended December 31, 2023 is described in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

Properties

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About — Properties,” which is hereby incorporated herein by reference.

Employees

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About — Employees,” which is hereby incorporated herein by reference.

Legal Proceedings

Reference is made to the disclosure contained in the Proxy Statement/Prospectus in the section entitled “Information About — Legal Proceedings,” which is hereby incorporated herein by reference.

Beneficial Ownership of Securities

The following table sets forth beneficial ownership of the Company’s Common Stock as February 14, 2025 by:

•	each person known to be the beneficial owner of more than 5% of the outstanding Common Stock of the Company;

•	each of the Company’s executive officers and directors; and

•	all of the Company’s current executive officers and directors as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security. Under those rules, beneficial ownership includes securities that the individual or entity has the right to acquire, such as through the exercise of warrants or stock options or the vesting of restricted stock units, within 60 days of February 14, 2025. Shares subject to warrants or options that are currently exercisable or exercisable within 60 days of February 14, 2025 or subject to restricted stock units that vest within 60 days of February 14, 2025 are considered outstanding and beneficially owned by the person holding such warrants, options, or restricted stock units for the purpose of computing the percentage ownership of that person but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

Except as noted by footnote, and subject to community property laws where applicable, based on the information provided to the Company, the persons and entities named in the table below have sole voting and investment power with respect to all shares shown as beneficially owned by them. Unless otherwise indicated, the business address of each beneficial owner listed in the table below is c/o Cycurion, Inc., 1640 Boro Place, Fourth Floor, McLean, Virginia 22102.

The beneficial ownership of our Common Stock is based on 11,877,689 shares of Common Stock issued and outstanding immediately following the completion of the Business Combination.

Unless otherwise indicated, we believe that all persons named in the table have sole voting and investment power with respect to all of the shares shown to be beneficially owned by them.

Name and Address of Beneficial Owner	Number of Shares of Common Stock (1)	Percentage of Common Stock (2)
Directors and Executive Officers
Emmit McHenry (3)	1,634,097	13.76%
Alvin McCoy III (3)	1,225,572	10.32%
L. Kevin Kelly (3)	0	0.00%
Peter Ginsberg (3)	0	0.00%
Kevin E. O’Brien (3)	0	0.00%
Reginald S. Bailey, Sr. (3)	0	0.00%
All directors and executive officers as a group (6 individuals)	2,859,669	24.08%
Other 5% beneficial owners
Kurt McHenry (4)	1,225,572	10.32%
A.G.P./Alliance Global Partners (5)	1,175,000	9.89%
Alpha Capital Anstalt (6)	1,154,438	9.72%
Sabres Security Ltd. (7)	920,427	7.75%
M2B Funding Corp. (8)	862,319	7.26%

(1)	Unless otherwise noted, each person or group identified possesses sole voting and investment power with respect to such shares.
(2)	Applicable percentage of ownership is based upon 11,877,689 shares of Common Stock issued and outstanding as of February 14, 2025.
(3)	The address for such person is 1640 Boro Place, 4th Floor, McLean, VA 22102.
(4)	The address for such person is 43409 Usk Terrace, Ashburn, VA 22066.
(5)	The address for such person is 590 Madison Avenue, 28th Floor, New York, NY 10022. Individuals who have shared voting and disposition control over these shares are Raffaele Gambardella, A.G.P.’s Chief Operation Officer and Chief Risk Officer, Craig E. Klein, A.G.P.’s Chief Financial Officer/Principal Financial Officer, Phillip W. Michals, A.G.P.’s Chief Executive Officer, John J. Venezia, A.G.P.’s Chief Compliance Officer, and David A. Bocchi, Trustee of the David Bocchi Family Trust, which is an indirect owner of A.G.P., each of whom disclaims any beneficial ownership of such shares except to the extent of their pecuniary interest.
(6)	The address for such person is Altenbach 8, 9490, Vaduz, Principality of Liechtenstein. The individual who has voting and disposition control over these shares is Nicola Feuerstein.
(7)	The address for such person is 19 Hamashbir Street, Holon, Israel. The individual who has voting and disposition control over these shares is Eli Nhaissi.
(8)	The address for such person is 66 W Flager Street, Suite 900, #10189, Miami, FL 33130. The individual who has voting and disposition control over these shares is Daniel Kordash.

Directors and Executive Officers

Other than as disclosed below in Item 5.02, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Management of New Cycurion Following the Business Combination,” which is hereby incorporated herein by reference.

Executive Officer and Director Compensation

Other than as disclosed below in Item 5.02, the Company’s directors and executive officers are described in the Proxy Statement/Prospectus in the section entitled “Executive Officer and Director Compensation of Cycurion,” which is hereby incorporated herein by reference.

Corporate Governance

Board Composition

Our business and affairs are organized under the direction of our board of directors. The board of directors will meet on a regular basis and additionally as required. In accordance with the terms of the amended and restated certificate of incorporation, the board of directors may establish the authorized number of directors from time to time by resolution. Our board of directors currently consists of five directors.

Director Independence

The Nasdaq requires that a majority of our board must be composed of “independent directors,” which is defined generally as a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which in the opinion of the company’s board of directors would interfere with the director’s exercise of independent judgment in carrying out the responsibilities of a director. Messrs. Ginsberg, Bailey, Sr., and O’Brien will be our independent directors.

Our independent directors will have regularly scheduled meetings at which only independent directors are present.

Any affiliated transactions will be on terms that our board believes are no less favorable to us than could be obtained from independent parties. Our board of directors will review and approve all affiliated transactions with any interested director abstaining from such review and approval.

Board Oversight of Risk

One of the key functions of our board of directors is to conduct informed oversight of our risk management process. The board of directors does not anticipate having a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through various standing committees of the board of directors that address risks inherent in their respective areas of oversight. In particular, the board of directors will be responsible for monitoring and assessing strategic risk exposure and the Audit Committee will have the responsibility to consider and discuss the Company’s major financial risk exposures and the steps our management will take to monitor and control such exposures, including guidelines and policies to govern the process by which risk assessment and management is undertaken. The Audit Committee also monitors compliance with legal and regulatory requirements. The Compensation Committee assesses and monitors whether our compensation plans, policies, and programs comply with applicable legal and regulatory requirements.

Committees of the Board of Directors

The board of directors has formed the committees described below. Each of the committees operates pursuant to a written charter adopted by the committee or our board of directors. Each charter sets forth the committee’s specific functions and responsibilities. The board of directors of may from time to time establish other committees.

Audit Committee

The Audit Committee assists the board of directors with its oversight of the integrity of the financial statements; the compliance with legal and regulatory requirements; the qualifications, independence and performance of the independent registered public accounting firm; the design and implementation of the financial risk assessment and risk management. Among other things, the Audit Committee is responsible for reviewing and discussing with management the adequacy and effectiveness of disclosure controls and procedures. The Audit Committee also discusses with management and independent registered public accounting firm the annual audit plan and scope of audit activities, scope, and timing of the annual audit of the financial statements, and the results of the audit, quarterly reviews of the financial statements and, as appropriate, initiates inquiries into certain aspects of the financial affairs.

The Audit Committee is responsible for establishing and overseeing procedures for the receipt, retention, and treatment of any complaints regarding accounting, internal accounting controls or auditing matters, as well as for the confidential and anonymous submissions by employees of concerns regarding questionable accounting or auditing matters. In addition, the Audit Committee has direct responsibility for the appointment, compensation, retention, and oversight of the work of the independent registered public accounting firm. The Audit Committee has sole authority to approve the hiring and discharging of the independent registered public accounting firm, all audit engagement terms and fees and all permissible non-audit engagements with the independent auditor. The Audit Committee reviews and oversees all related party transactions in accordance with policies and procedures.

The Audit Committee is comprised of three members: Messrs. Ginsberg, Bailey, Sr., and O’Brien. Each member of the Audit Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations and each member is financially literate. In addition, the board of directors has determined that each of Mr. O’Brien is an “audit committee financial expert” as defined in Item 407(d)(5)(ii) of Regulation S-K promulgated under the Securities Act.

Compensation Committee

The Compensation Committee assists the board of directors with its oversight of the forms and amount of compensation for executive officers (including officers reporting under Section 16 of the Exchange Act), the administration of equity and non-equity incentive plans for employees and other service providers and certain other matters related to compensation programs. The Compensation Committee, among other responsibilities, evaluates the performance of our Chief Executive Officer and, in consultation with the Chief Executive Officer, evaluates the performance of other executive officers (including officers reporting under Section 16 of the Exchange Act).

The Compensation Committee is comprised of three members: Messrs. Ginsberg, Bailey, Sr., and O’Brien. The composition of the Compensation Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations. Each member of the Compensation Committee is a “non-employee” director within the meaning of Rule 16b-3 promulgated under the Exchange Act.

Nominating and Governance Committee

The Nominating and Corporate Governance Committee assists the board of directors with its oversight of and identification of individuals qualified to become members of the board of directors, consistent with criteria approved by the board of directors, and selects, or recommends that the board of directors selects, director nominees; develops and recommends to the board of directors a set of corporate governance guidelines; oversees the evaluation of the board of directors; and reviews the environmental, safety, sustainability, and corporate social responsibility policies, objectives, and practices on a periodic basis.

The Nominating and Corporate Governance Committee is comprised of three members: Messrs. Ginsberg, Bailey, Sr., and O’Brien. The composition of the Nominating and Corporate Governance Committee meets the requirements for independence under the current Nasdaq and SEC rules and regulations.

Family Relationships

There are no family relationships among our directors and executive officers.

Code of Ethics

Cycurion has adopted a code of ethics and it relies on its board to review related party transactions on an ongoing basis to prevent conflicts of interest. Cycurion’s Board reviews a transaction in light of the affiliations of the director, officer or employee and the affiliations of such person’s immediate family. Transactions are presented to Cycurion’s Board for approval before they are entered into or, if this is not possible, for ratification after the transaction has occurred. If Cycurion’s Board finds that a conflict of interest exists, then it will determine the appropriate remedial action, if any. Cycurion’s Board approves or ratifies a transaction if it determines that the transaction is consistent with the best interests of Cycurion.

Director and Officer Liability and Indemnification

We have purchased directors’ and officers’ liability insurance and have entered into indemnification agreements with each of directors and executive officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors and officers to the fullest extent permitted by Delaware law.

Certain Relationships, Related Party Transactions and Director Independence

Certain relationships, related person transactions and director independence are described in the Proxy Statement/Prospectus in the section entitled “Certain Relationships and Related Person Transactions,” which is hereby incorporated herein by reference.

Market Price of our Common Stock, Dividend Information and Related Stockholder Matters

Market Price of Our Common Stock

Our common stock is currently listed on The Nasdaq Global Market and our warrants on The Nasdaq Capital Market, under the symbols “CYCU” and “CYCUW”, respectively. Prior to January 23, 2025, the securities of Western had been listed on The Nasdaq Capital Market under the symbols “WAVS,” “WAVSW,” and “WAVSU”; thereafter, but prior to the closing of the Business Combination, all of which were quoted on the Pink® Open Market and none of which is now quoted thereon.

On February 13, 2025, the closing sale price of our common stock was $18.00 per share.

Holders of Record

As of February 14, 2025, there were approximately 50 holders of record of our common stock. Such numbers do not include beneficial owners holding our securities through nominee names.

Dividend Policy

Cycurion does not anticipate paying any cash dividends in the foreseeable future. If Cycurion incurs indebtedness in the future to fund its future growth, its ability to pay dividends may be further restricted by the terms of such indebtedness.

Securities Authorized for Issuance under Equity Compensation Plans

Reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “The Equity Incentive Plan Proposal,” which is hereby incorporated herein by reference. The 2025 Equity Incentive Plan and the material terms thereunder were approved by Western’s stockholders at the Special Meeting.

Recent Sales of Unregistered Securities

The information set forth under Item 3.02 of this Current Report relating to the issuance of PIPE Shares and PIPE Warrants in connection with the PIPE Financing is hereby incorporated herein by reference.

Series C Convertible Preferred Stock

We have authorized 5,000 shares of our Series C Convertible Preferred Stock, par value $0.0001 per share (our “Series C Stock”), of which we issued 4,851 shares in connection with the closing of the Business Combination.

Conversion Rights. The shares of our Series C Stock may be converted into shares of our Common Stock at a ratio of approximately 613 shares of Common Stock for every one share of our Series C Stock, or an aggregate of 2,972,320 shares of our Common Stock, assuming full conversion. In connection with conversions, each holder of our Series C Stock is subject to a “beneficial ownership limitation” of 4.99% of the number of shares of our Common Stock outstanding immediately after giving effect to that conversion, which limitation may be increased by the holder to not more than 9.99% on 61 days’ advanced notice to us.

Voting Rights. The holders of our Series C Stock have voting rights on an as-if-converted-to-Common-Stock basis, as required by law, and as expressly provided in its Certificate of Designation, as follows. As long as any shares of our Series C Stock are outstanding, we shall not, without the affirmative vote of the holders of a majority of the then-outstanding shares of our Series C Stock, (a) alter or change adversely the powers, preferences, or rights given to our Series C Stock or alter or amend its Certificate of Designation, (b) amend our Certificate of Incorporation or other charter documents in any manner that adversely affects any rights of the holders of our Series C Stock, (c) increase the number of authorized shares of our Series C Stock, or (d) enter into any agreement with respect to any of the foregoing.

Dividends. We shall pay dividends on our Series C Stock at the rate of 12% per annum of the per-share Stated Value ($82.46 per share). The dividends are payable quarterly in arrears not in cash, but in shares of our Common Stock, calculated for each dividend payment on an as-if-converted-to-Common-Stock basis. No other dividends are payable on shares of our Series C Stock.

Liquidation Preference. Our Series C Stock has a liquidation preference in an amount equal to its per-share Stated Value ($82.46 per share), plus any accrued and unpaid dividends thereon, for each share of our Series C Stock before we can make any distribution or payment to the holders of our Common Stock. If our assets are insufficient to pay in full such liquidation preference, then our entire assets are to be distributed to the holders of our Series C Stock, ratably distributed among them in accordance with the respective amounts that would be payable on such shares if all amounts payable thereon were paid in full.

Description of Registrant’s Securities to be Registered

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Description of New Cycurion Securities After the Business Combination,” which is hereby incorporated herein by reference. As described below, the Company’s Second Amended and Restated Certificate of Incorporation the (“Second A&R Certificate of Incorporation”) was approved by Western’s stockholders at the Special Meeting and became effective in connection with the Business Combination.

Indemnification of Directors and Officers

Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Description of New Cycurion’s Securities After the Business Combination — Limitations on Liability and Indemnification of Officers and Directors” and “Description of New Cycurion’s Securities After the Business Combination — Anti-Takeover Effects of the Proposed Charter and Bylaws and Certain Provisions of Delaware Law,” which are hereby incorporated herein by reference.

Financial Statements and Supplementary Data

Reference is made to the disclosure set forth under Item 9.01 of this Current Report relating to the financial information of the Company, which are hereby incorporated herein by reference.

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The disclosure set forth in “Introductory Note” above is hereby incorporated into this Item 3.01 by reference.

In connection with the completion of the Business Combination, on the Closing Date, the Company notified The Nasdaq Stock Market LLC that the Business Combination had become effective and that Western’s outstanding securities had been converted into Company common stock and warrants. The Company’s common stock commenced trading on The Nasdaq Global Market and the warrants on The Nasdaq Capital Market under the symbols “CYCU” and “CYCUW”, respectively. As of that date, our securities were no longer quoted on the Pink® Open Market.

Item 3.02	Unregistered Sales of Equity Securities

PIPE Subscription Agreement

On January 11, 2022, concurrently with the completion of the Business Combination, pursuant to the PIPE Subscription Agreement for an aggregate purchase price of $3,760,000, Western issued an aggregate of 376,000 shares of the Company’s Common Stock and PIPE Warrants to purchase 376,000 shares of the Company’s Common Stock.

The PIPE Subscription Agreement contains registration rights, the Company must use reasonable best efforts to file with the SEC a registration statement registering the resale of shares of the Company’s common stock. We are filing the registration statement of which this prospectus is a part, in part, to satisfy that contractual requirement.

The PIPE Warrants are exercisable until February 14, 2030 (five years after the completion of the Business Combination) and have an exercise price of $11.50 per share, subject to adjustment as set forth in the PIPE Warrants for stock splits, stock dividends, recapitalizations and similar customary adjustments. A.G.P. may exercise each PIPE Warrant on a cashless basis if the shares underlying the PIPE Warrants are not then registered for resale pursuant to an effective registration statement.

The Company common stock and PIPE Warrants to purchase Company Common Stock issued pursuant to the PIPE Subscription Agreement were not registered under the Securities Act, and were issued in reliance upon the exemption provided under Section 4(a)(2) of the Securities Act and/or Regulation D promulgated thereunder.

Item 3.03	Material Modification to Rights of Security Holders

In connection with the completion of the Business Combination, the Company filed the Second A&R Certificate of Incorporation with the Secretary of State of the State of Delaware. The material terms of the Second A&R Certificate of Incorporation and the general effect upon the rights of holders of the Company’s capital stock are discussed in the Proxy Statement/Prospectus in the section entitled “The Charter Amendment Proposal,” which is incorporated herein by reference.

Additionally, the disclosure set forth in the Introductory Note and Item 5.03 of this Current Report is hereby incorporated herein by reference. A copy of the Second A&R Certificate of Incorporation is included as Exhibit 3.4 to this Current Report and is incorporated herein by reference.

Item 5.01	Changes in Control of the Registrant.

The disclosure set forth under the Introductory Note and in Item 2.01 of this Current Report is hereby incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective upon the completion of the Business Combination, and in accordance with the terms of the Merger Agreement, (i) each executive officer of Western ceased serving in such capacities, (ii) the existing members of Western’s board of directors resigned, and (iii) Emmit McHenry, L. Kevin Kelly, Peter Ginsberg, Reginald S. Bailey, Sr., and Kevin E. O’Brien were appointed as directors of the Company.

Effective upon the completion of the Business Combination, L. Kevin Kelly will continue to serve as Chief Executive Officer and Alvin McCoy, III will continue to serve as the Chief Financial Officer of the Company. Emmit McHenry will continue to serve as Chairman of the Board.

Other than as disclosed in this Item 5.02 of this Current Report, reference is made to the disclosure described in the Proxy Statement/Prospectus in the section entitled “Management of New Cycurion After the Business Combination” and “Summary of the Proxy Statement/Prospectus” for biographical information about each of the directors and officers following the Business Combination and to Item 1.01 of this Current Report, which are hereby incorporated herein by reference.

Executive Officer Compensation

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Executive Officer and Director Compensation of Cycurion — Executive Officer Compensation,” which is hereby incorporated herein by reference.

L. Kevin Kelly, Chief Executive Officer, and Alvin McCoy, III, Chief Financial Officer, each entered into employment agreements (together, the “Executive Employment Agreements”) with the Company. The full text of the Executive Employment Agreements are filed as Exhibits 10.15 and 10.16, respectively, to this Current Report and are incorporated herein by reference.

Compensatory Arrangements for Directors

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “Executive Officer and Director Compensation of Cycurion — Director Compensation,” which is hereby incorporated herein by reference.

2025 Equity Incentive Plan

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Equity Incentive Plan Proposal,” which is hereby incorporated herein by reference, and the full text of the 2025 Equity Incentive Plan which is included as Exhibit 10.21 to this Current Report and is incorporated herein by reference.

Indemnity Agreements

Effective February 14, 2025, each of the Company’s newly appointed directors and officers entered into indemnity agreements with the Company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the sections entitled “Description of New Cycurion’s Securities After the Business Combination — Limitations on Liability and Indemnification of Officers and Directors” which is hereby incorporated herein by reference, and the full text of the form of the Indemnity Agreement which is included as Exhibit 10.4 to this Current Report and is incorporated herein by reference.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

In connection with the completion of the Business Combination, the Company amended and restated its certificate of incorporation, effective as of the Closing Date, pursuant to the Second A&R Certificate of Incorporation, and the Company adopted amended restated bylaws pursuant to an Amended and Restated Bylaws (the “A&R Bylaws”).

Copies of the Second A&R Certificate of Incorporation and the A&R Bylaws are attached as Exhibits 3.4 and 3.6 to this Current Report, respectively, and are incorporated herein by reference.

The material terms of the Second A&R Certificate of Incorporation and the A&R Bylaws and the general effect upon the rights of holders of the Company’s capital stock are described in the Proxy Statement/Prospectus under the sections entitled “The Charter Amendment Proposals,” “The Advisory Charter Proposals,” and “Comparison of Corporate Governance and Stockholder Rights,” which are hereby incorporated herein by reference.

Item 5.05	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provisions of the Code of Ethics

Effective upon the Closing Date, in connection with the completion of the Business Combination, the Board adopted a new code of conduct, which is applicable to all of the Company’s directors, officers, and employees, including the Company’s principal executive officer, principal financial officer, and principal accounting officer, which is available free of charge on the Company’s corporate website at http://www.cycurion.com. The information on the Company’s website does not constitute part of this Current Report and is not incorporated by reference herein. The Company will make any legally required disclosures regarding amendments to, or waivers of, provisions of the code of conduct on the Company’s website.

Item 5.06	Change in Shell Company Status.

As a result of the Business Combination, the Company ceased to be a shell company. Reference is made to the disclosure in the Proxy Statement/Prospectus in the section entitled “The Business Combination Proposal,” which is hereby incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired.

The consolidated financial information of Old Cycurion as of and for the years ended December 31, 2023 and 2022 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Consolidated Financial Statements For the Years Ended December 31, 2023 and 2022” and unaudited consolidated financial statements of Old Cycurion for the nine months ended September 30, 2024 and 2023 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Unaudited Consolidated Financial Statements For the Nine Months Ended September 30, 2024”.

The selected historical financial information of SLG as of and for the years ended December 31, 2023 and 2022 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Consolidated Financial Statements For the Years Ended December 31, 2023 and 2022” and unaudited consolidated financial statements of SLG for the nine months ended September 30, 2024 and 2023 is described in the Proxy Statement/Prospectus in the section of the financial statements entitled “Unaudited Consolidated Financial Statements For the Nine Months Ended September 30, 2024”.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial information of Western and Cycurion as of September 30, 2024 and for the year ended December 31, 2023 is described in the Proxy Statement/Prospectus in the section entitled “Unaudited Pro Forma Condensed Combined Financial Information.”

(d) Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of November 21, 2022, by and among Western, Merger Sub, Cycurion and the Stockholders’ Representative, is incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on December 7, 2022.
2.2	Amended and Restated Agreement and Plan of Merger, dated as of April 26, 2024, by and among Western, Merger Sub, Cycurion and the Stockholders’ Representative, is incorporated by reference to Annex A of the Company’s Proxy Statement/Prospectus, filed with the SEC on January 10, 2025.
2.2a	Amendment to the Amended and Restated Agreement and Plan of Merger, dated December 31, 2024, by and among Western, Merger Sub, Cycurion and the Stockholders’ Representative, is incorporated by reference to Exhibit 2.1 of the Company’s Current Report on Form 8-K, filed with the SEC on December 31, 2024.

2.3*	Second Amended and Restated Agreement and Plan of Merger, dated February 13, 2025, by and among Western, Merger Sub, Cycurion and the Stockholders’ Representative.
3.1	Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on April 28, 2021, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.
3.2	Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of the State of Delaware on January 13, 2022, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 14, 2022.
3.2a	First Amendment to the Amended and Restated Certificate of Incorporation of the Registrant as filed with the Secretary of State of Delaware on January 9, 2023, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 12, 2023.
3.2b	Second Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on July 11, 2023, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on July 13, 2023.
3.2c	Third Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on January 10, 2024, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 11, 2024.
3.2d	Fourth Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on April 10, 2024, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on April 12, 2024.
3.2e	Fifth Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on July 2, 2024, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on July 2, 2024.
3.3f	Sixth Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on October 9, 2024, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on October 10, 2024.
3.3g	Seventh Amendment to the Amended and Restated Certificate of Incorporation of the Registrant, as filed with the Secretary of State of Delaware on January 8, 2025, is incorporated herein by reference to Exhibit 3.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 8, 2025.
3.4*	Second Amended and Restated Certificate of Incorporation of the Registrant.
3.5	Bylaws of the Registrant incorporated herein by reference to Exhibit 3.3 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.
3.6*	Amended and Restated Bylaws of the Registrant.
3.7*	Certificate of Designation of Series A Convertible Preferred Stock of the Company.
3.8*	Certificate of Designation of Series B Convertible Preferred Stock of the Company.
3.9*	Certificate of Designation of Series C Convertible Preferred Stock of the Company.
3.10*	Certificate of Designation of Series D Convertible Preferred Stock of the Company.
3.11*	Certificate of Merger
4.1	Specimen Unit Certificate of the Registrant is incorporated herein by reference to Exhibit 4.1 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.
4.2	Specimen Common Stock Certificate of the Registrant is incorporated herein by reference to Exhibit 4.2 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.

4.3	Specimen Warrant Certificate of the Registrant is incorporated herein by reference to Exhibit 4.3 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.
4.4	Form of Warrant Agreement between Equiniti Trust Company, LLC and the Registrant is incorporated herein by reference to Exhibit 4.4 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.
4.5	Warrant Agreement, dated January 11, 2022, by and between the Registrant and Equiniti Trust Company, LLC, as warrant agent is incorporated herein by reference to Exhibit 4.1 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 14, 2022.
5.1*	Opinion of Seward & Kissel LLP
8.1*	Opinion of Seward & Kissel LLP
10.1	Form of Letter Agreement from each of the Registrant’s officers, directors, sponsor, and A.G.P./Alliance Global Partners is incorporated herein by reference to Exhibit 10.1 of the Registrant’s Registration Statement on Form S-1 (File No. 333-260384), filed with the SEC on October 20, 2021.
10.2	Investment Management Trust Agreement, dated January 11, 2022, by and between the Registrant and Equiniti Trust Company, LLC, as trustee, is incorporated herein by reference to Exhibit 10.2 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 14, 2022.
10.2a*	Amendment to the Investment Management Trust Agreement, dated February 13, 2025, by and between the Registrant and Equiniti Trust Company, LLC, as trustee.
10.3	Registration Rights Agreement, dated January 11, 2022, by and among the Registrant, the Sponsor, A.G.P./Alliance Global Partners and certain other security holders of the Registrant is incorporated herein by reference to Exhibit 10.3 of the Registrant’s Current Report on Form 8-K, filed with the SEC on January 14, 2022.
10.4*	Form of Indemnity Agreement, by and among the Registrant and each of the directors and officers of the Registrant
10.5	Form of Lock Up Agreement among the Registrant, WAV Merger Sub, Inc., Cycurion, Inc., and the parties signatory thereto is incorporated herein by reference to Exhibit 10.4 of the Registrant’s Current Report on Form 8-K, filed with the SEC on December 7, 2022.
10.6	Term Loan Note issued by the Registrant and Axxum Technologies LLC in favor of Mainstreet Bank, dated November 22, 2017, is incorporated herein by reference to Exhibit 10.12 of the Registrant’s Registration Statement on Form S-4, filed with the SEC on February 13, 2023.
10.7	Pledge Agreement by the Registrant and Mainstreet Bank, dated November 22, 2017, is incorporated herein by reference to Exhibit 10.13 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.
10.8	Amended and Restated Loan and Security Agreement by and among the Registrant, Axxum Technologies LLC, Cloudburst Security LLC, and Mainstreet Bank, dated April 18, 2019, is incorporated herein by reference to Exhibit 10.14a of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.
10.8a	First Amendment to Amended and Restated Loan and Security Agreement by and among the Registrant, Axxum Technologies LLC, Cloudburst Security LLC, and Mainstreet Bank, dated March 30, 2020, is incorporated herein by reference to Exhibit 10.14b of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.
10.8b	Second Amendment to Amended and Restated Loan and Security Agreement by and among the Registrant, Axxum Technologies LLC, Cloudburst Security LLC, and Mainstreet Bank, dated June 29, 2020, is incorporated herein by reference to Exhibit 10.14c of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.

10.9	Amended and Restated Revolving Credit Note of the Registrant, Axxum Technologies LLC, and Cloudburst Security LLC in favor of Mainstreet Bank, dated April 18, 2019, is incorporated herein by reference to Exhibit 10.15 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.
10.10	Collateral Assignment of Acquisition Documents by the Registrant and Mainstreet Bank, dated November 22, 2017, is incorporated herein by reference to Exhibit 10.16 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.
10.11	Joint Venture Agreement Between Cycurion, Inc. and Lunar Privacy, Inc., made and entered December 29, 2022, is incorporated herein by reference to Exhibit 10.20 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on February 13, 2023.
10.12	Tern Sheet between SLG Innovation, Inc. and Cycurion, Inc., dated April 25, 2023 is incorporated herein by reference to Exhibit 10.21 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on November 2, 2023.
10.12a	First Amendment to Term Sheet between SLG Innovation, Inc. and Cycurion, Inc., effective as of November 29, 2023, is incorporated herein by reference to Exhibit 10.21a of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on January 30, 2024.
10.12b	Second Amendment to Term Sheet between SLG Innovation, Inc. and Cycurion, Inc., effective as of April 29, 2024 is incorporated by reference to Exhibit 10.21b of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on May 13, 2024.
10.12c	Third Amendment to Term Sheet between SLG Innovation, Inc. and Cycurion, Inc., effective as of August 16, 2024, is incorporated by reference to Exhibit 10.21c of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on November 1, 2024.
10.12d	Fourth Amendment to Term Sheet between SLG Innovation, Inc. and Cycurion, Inc., effective as of December 31, 2024, is incorporated by reference to Exhibit 10.21c of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on December 31, 2024.
10.13	Term Sheet between RCR Technology Corporation and Cycurion, Inc., dated April 25, 2023 is incorporated herein by reference to Exhibit 10.22 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on November 2, 2023.
10.13a	First Amendment to Term Sheet between RCR Technology Corporation and Cycurion, Inc., effective as of November 29, 2023, is incorporated herein by reference to Exhibit 10.22a of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on January 30, 2024.
10.13b	Second Amendment to Term Sheet between RCR Technology Corporation and Cycurion, Inc., effective as of August 16, 2024, is incorporated by reference to Exhibit 10.22b of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on November 1, 2024.
10.13c	Third Amendment to Term Sheet between RCR Technology Corporation and Cycurion, Inc., effective as of December 31, 2024, is incorporated by reference to Exhibit 10.22c of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on December 31, 2024.
10.14	Loan Agreement between Cycurion, Inc. and the Registrant, made and entered July 2023 in a transaction that closed on August 1, 2023, is incorporated herein by reference to Exhibit 10.23 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on January 30, 2024.
10.14a	Amendment No. 1 Loan Agreement between Cycurion, Inc. and the Registrant, dated January 26, 2024, is incorporated herein by reference to Exhibit 10.24 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on January 30, 2024.

10.14b	Amendment No. 2 to Loan Agreement between Cycurion, Inc. and the Registrant, dated April 4, 2024, is incorporated herein by reference to Exhibit 10.25 of the Registrant’s Form 10-K, filed with the SEC on April 26, 2024.
10.14c	Amendment No. 3 to Loan Agreement between Cycurion, Inc. and the Registrant, dated May 3, 2024, is incorporated herein by reference to Exhibit 10.28 of the Registrant’s Form S-4 (File No. 333-269724), filed with the SEC on May 13, 2024.
10.14d	Amendment No. 4 to Loan Agreement between Cycurion, Inc. and the Registrant, dated July 2, 2024, is incorporated herein by reference to Exhibit 10.29 of the Registrant’s Form S-4 (File No. 333-269724), filed with the SEC on August 12, 2024.
10.14e	Amendment No. 5 to Loan Agreement between Cycurion, Inc. and the Registrant, dated October 9, 2024, is incorporated by reference to Exhibit 10.30 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on November 1, 2024.
10.14f	Amendment No. 6 to Loan Agreement between Cycurion, Inc. and the Registrant, dated January 8, 2025, is incorporated by reference to Exhibit 10.35 of the Registrant’s Registration Statement on Form S-4 (File No. 333-269724), filed with the SEC on January 8, 2025.
10.15*	Employment Agreement by and between the Registrant and L. Kevin Kelly, dated December 1, 2024.
10.16*	Employment Agreement by and between the Registrant and Alvin McCoy III, dated January 1, 2025.
10.17*	Form of Contribution and Exchange Agreement among the Registrant and the parties signatory thereto.
10.18	Cycurion Promissory Note, dated September 24, 2024, is incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on September 25, 2024.
10.19	Cycurion Promissory Note, dated January 6, 2025, is incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K/A, filed with the SEC on January 8, 2025.
10.20	Cycurion Promissory Note, dated January 24, 2025, is incorporated by reference to Exhibit 10.2 of the Registrant’s Form 8-K, filed with the SEC on January 30, 2025.
10.21	2025 Equity Incentive Plan, is incorporated by reference to Annex C of the Company’s Proxy Statement/Prospectus, filed with the SEC on January 10, 2025.
10.22*	Code of Ethics
10.23*	Corporate Governance Policy
19.1*	Insider Trading Policy
23.1*	Consent of Seward & Kissel LLP (included in Exhibit 5.1)
99.1*	Audit Committee Charter
99.2*	Compensation Committee Charter
99.3*	Nominating Committee Charter
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

*          Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CYCURION, INC.

Date: February 14, 2025	By:	/s/ Alvin McCoy, III
	Name:	Alvin McCoy, III
	Title:	Chief Financial Officer